UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 30, 2011 (December 28, 2011)

US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

One Sugar Creek Blvd., 5th Floor
Sugar Land, Texas	77478

(Address of principal executive offices)	(Zip Code)

(281) 504-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Effective as of December 28, 2011, Mario Villarreal resigned from his position as the President and Chief Operating Officer of US Dataworks, Inc. (the “Company) and from his position as a Class III Director of the Company to pursue other interests.

On December 30, 2011, the Board of Directors (the “Board”) of the Company accepted Mr. Villarreal’s resignation effective as of December 28, 2011.  Following its acceptance of Mr. Villarreal’s resignation from his position as a Class III Director, the Board eliminated the Board vacancy created by such resignation by decreasing the number of Class III Directors from three (3) to two (2) and reducing the total number of directors constituting the full Board from seven (7) to six (6), one of which positions (a Class II Director seat) remains vacant at this time.

Also on December 30, 2011, following its acceptance of Mr. Villarreal’s resignation from his position as the President and Chief Operating Officer of the Company, the Board elected Charles E. Ramey, the Company’s current Chairman of the Board and Chief Executive Officer, to serve in the additional role as President of the Company.  At that time, the Board also chose to keep the Chief Operating Officer position vacant for the time being.  Mr. Ramey’s biographical information and a description of his transactions with the Company requiring disclosure under Item 404(a) of Regulation S-K can be found under the headings “Proposal 1: Election of Directors” and “Certain Relationships and Related Transactions” contained in the Company’s revised definitive proxy statement for its 2011 Annual Meeting of Stockholders filed with the Commission on August 17, 2011 and is incorporated herein by this reference.

In connection with Mr. Villarreal’s departure from the Company, the Company and Mr. Villarreal entered into a Separation and Release Agreement (the “Separation Agreement”), which provided for, among other things, Mr. Villarreal providing a full release of claims in favor of the Company and Mr. Villarreal agreeing to standard confidentiality and no-solicitation covenants.  In return for Mr. Villarreal’s release and other agreements contained in the Separation Agreement, the Company agreed to make a severance payment to Mr. Villarreal equal to four months of his base salary ($66,667.67) payable ratably through April 2012.  The foregoing summary description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached to this Current Report as an exhibit and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) Exhibits

10. 1	Separation and Release Agreement dated December 29, 2011 between Mario H. Villarreal and US Dataworks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2011

US DATAWORKS, INC.

By:	/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	Separation and Release Agreement dated December 29, 2011 between Mario H. Villarreal and US Dataworks, Inc.